UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 13, 2017

GENESIS FINANCIAL, INC.

(Exact Name of registrant as specified in its Charter)

Washington 333-103331 03-0377717
State of Incorporation Commission File No. I.R.S. Employer
Identification No.

3773 West Fifth St., Ste. 301, Post Falls, Id 83854
(Address of principal executive offices) (Zip Code)

(208)457-9442
Registrant’s telephone number

N/A
(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17

    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Certain Officers; Appointment of Certain Officers.

Item 8.01

Other Events.

Departure Named Executive Officers

On November 13, 2017, Genesis Financial, Inc., (the Company) accepted the resignation of John R. Coghlan as the Chief Executive Officer and President.  Additionally, Roy Rose resigned as the corporate Secretary.

Nomination of Named Executive Officers

The board of directors appointed Roy Rose to become Genesis' new Chief Executive Officer and President effective November 13, 2017.

Virginia Walters was appointed to become the corporate Secretary effective November 13, 2017.

Other Events

The Company reorganized its named executive officer positions in anticipation of Genesis' future acquisition of Epoint Payment Corp (EPC), as previously disclosed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

Dated: November 14, 2017

/s/ Roy Rose

By: Roy Rose

Title: President; CEO